UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 16(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2006

CNH WHOLESALE RECEIVABLES LLC./
CNH WHOLESALE MASTER NOTE TRUST

(Exact name of registrant/Co-Registrant as specified in its charter)

Delaware	333-107999	20-0214383
Delaware	333-107999-01	20-0685128
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 South Saunders Road, Lake Forest, Illinois	60045
c/o The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

(847) 735-9200

(302) 283-8079

(Registrant’s/Co-Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant and Co-Registrant are filing the Monthly Servicer Report listed in Item 9.01 below with respect to their outstanding publicly-offered securities.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  Exhibit 20.1 - Monthly Servicer Report dated December 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL WHOLESALE RECEIVABLES LLC (Registrant)

Dated: December 15, 2006	By:	/s/ BRIAN O’KEANE
Brian O’Keane Treasurer

CNH WHOLESALE MASTER NOTE TRUST By: CNH Capital America LLC, Administrator of the CNH Wholesale Master Note Trust (Co-Registrant)

Dated: December 15, 2006	By:	/s/ BRIAN O’KEANE
Brian O’Keane
Treasurer

EXHIBIT INDEX

Exhibit 20.1 - Monthly Servicer Report dated December 15, 2006.